UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

Danimer Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39280	82-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

(229) 243-7075

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DNMR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DNMR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On January 29, 2021, pursuant to a Termination Agreement, dated as of January 29, 2021 (the “Termination Agreement”), by and among White Oak Global Advisors, LLC, a Delaware limited liability company (“White Oak”), Danimer Scientific Holdings, LLC, a Delaware limited liability company (“DSH”), Meredian, Inc., a Georgia corporation (“Meredian”), Meredian Bioplastics, Inc., a Georgia corporation (“MBI”), Danimer Scientific, L.L.C., a Georgia limited liability company (“DSLLLC”), Danimer Bioplastics, Inc., a Georgia corporation (“DBI”), Danimer Scientific Kentucky, Inc., a Delaware corporation (“DSK”), and Meredian Holdings Group, Inc., a Delaware corporation (“MHG”), that certain Loan and Security Agreement, dated as of March 13, 2019 (as amended, modified, supplemented, renewed or extended from time to time (the “Loan Agreement”), among DSH, Meredian, MBI, DSLLC, DBI and DSK, as borrowers, MHG, as guarantor, the lenders party thereto from time to time and White Oak, as administrative agent, was paid off and terminated and the liens and security interests in the assets of the borrowers and the guarantor were terminated and released.

The Loan Agreement had provided for term loans in the aggregate initial principal amount of $30,000,000 with an original maturity date of October 13, 2023. The aggregate payoff amount under the Termination Agreement was $27,771,497.31.

The foregoing description of the Termination Agreement is qualified in its entirety by the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated as of January 29, 2021, by and among White Oak Global Advisors, LLC, a Delaware limited liability company, Danimer Scientific Holdings, LLC, a Delaware limited liability company, Meredian, Inc., a Georgia corporation, Meredian Bioplastics, Inc., a Georgia corporation, Danimer Scientific, L.L.C., a Georgia limited liability company, Danimer Bioplastics, Inc., a Georgia corporation, Danimer Scientific Kentucky, Inc., a Delaware corporation, and Meredian Holdings Group, Inc., a Delaware corporation.*

* Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2021

DANIMER SCIENTIFIC, INC.

By:	/s/ John A. Dowdy, III
John A. Dowdy, III
Chief Financial Officer